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                                                                    Exhibit 10.3

(MIZUHO LOGO)                              Mizuho Corporate Bank, Ltd.

                                           New York Branch
                                           1251 Avenue of the Americas
                                           New York, NY 10020-1104
                                           Tel (212) 282-3000 Fax (212) 282-4250
                                           Telex ATT 420802 MCI 170998

                                                                January 12, 2007

The Talbots, Inc.
One Talbots Drive
Hingham, Massachusetts 02043
Attention: Edward L. Larsen, Senior Vice President, Finance & CFO

Re: Revolving Credit Agreement, dated as of January 28, 2004, as amended between The Talbots, Inc., as Borrower, and Mizuho Corporate Bank, Ltd., as Lender (the "Agreement")

Dear Sirs:

We are in receipt of your letter to us dated December 15, 2006 requesting the extension of the Maturity Date and Revolving Credit Termination Date (as such terms are defined in the Agreement) to January 25, 2009. Unless otherwise defined, all capitalized terms used herein shall have the meanings provided in the Agreement.

We hereby accept and grant such request and accordingly, effective on the date hereof, the date "January 25, 2008" set forth in the definitions of each of the terms "Maturity Date" and "Revolving Credit Termination Date" in the Agreement shall be replaced with date "January 25, 2009".

Except as expressly set forth herein, this letter shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Agreement, the Note or any other Loan Document and shall not alter, modify amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Agreement, the Note and the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                                        Very Truly Yours,


                                        /s/ Keiji Takada
                                        ----------------------------------------
                                        Keiji Takada
                                        Deputy General Manager